Exhibit 10.126

COLLATERAL ASSIGNMENT AND PLEDGE AGREEMENT

THIS COLLATERAL ASSIGNMENT AND PLEDGE AGREEMENT (“Assignment”) is made as of, and is effective as of, December 20, 2012, by CORONUS ENERGY CORP., a Delaware corporation (“Assignor”) to and for the benefit of CLEAN FOCUS FINANCING COMPANY, LP, a Delaware limited partnership, its successors and assigns (“Lender”).

RECITALS:

A.        Lender has agreed to make a loan in the stated principal amount of up to Four  Million and 00/100 Dollars ($4,000,000.00) (the “Loan”) to Assignor and the fifteen (15) project companies listed on Exhibit A (the “Project Companies” and together with Assignor, collectively, “Borrower”).  The Loan is evidenced by that certain Promissory Note of even date herewith in the stated principal amount of up to Four Million and 00/100 Dollars ($4,000,000.00) (as amended from time to time, the "Note") for the purpose of financing certain development costs incurred by the solar photovoltaic electric generation installations (individually, a “Project” and collectively, the “Projects”) being developed by Assignor at location in San Bernardino County, California, USA.

B.        Assignor is the owner of one hundred percent (100%) of the authorized membership interest in each of the Delaware limited liability company Project Companies listed on Exhibit A.

C.        Each Project Company has, is, or will be, entering into certain agreements for the land rights, construction, installation, operation and maintenance of its Project and the sale of the electric output of the Project to Southern California Edison pursuant to its individual Southern California Edison CREST Power Purchase Agreement (a “CREST PPA”).

D.        The Loan is evidenced by the Note of even date herewith made by Borrower to the order of Lender, and is secured by, among other documents and instruments of which this Collateral Assignment and Pledge Agreement assigning Borrower’s interests in the purchase agreements and parcels encumbering the respective interests of Owner in real property located in San Bernardino County, California, and described on Exhibit B attached hereto is one, those certain Mortgages, Assignment of Rents, Security Agreement and Financing Statement to be dated and executed by each Borrower following the first advance of the Loan, (together with all modifications, amendments, restatements and replacements thereof, the “Mortgages”) (the real property and other interests in real property being collectively referred to herein as the  "Property"),a Collateral Assignment and Pledge Agreement  and a Guaranty by Coronus Solar Inc. (“Coronus Solar”), a Canadian corporation, the sole shareholder of Owner.  The Note, this Collateral Assignment and Pledge Agreement, the Mortgages, the Collateral Assignment and Pledge Agreement of Coronus Solar, the Guaranty of Coronus Solar and all other documents evidencing or securing the Loan are hereinafter referred to as the “Loan Documents”.

E.        Assignor is the owner of all membership interests in the Project Companies and is a wholly owned subsidiary of Coronus Solar. In order to secure all amounts due under the Note and all other obligations of Borrower now or hereafter existing, whether direct or indirect, absolute or contingent, under any of the Loan Documents (which indebtedness and obligations

Execution Form	1	Assignment of Member Interests / Coronus Energy Corp.

are hereinafter referred to as the “Obligations”), the Assignor has agreed to assign the collateral described below.

F.         The capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Assignor hereby covenants and agrees as follows:

1.         Security Interest.  Assignor hereby pledges, transfers and assigns to the Lender a first and superior security interest (the "Security Interest") in the following described items, and all interest received thereon, all renewals, replacements, and substitutions therefor and in all proceeds thereof in any form (the "Collateral"):

(a)        all of Assignor’s right, title and interest in, to, and under the Assignor’s rights as the sole member of the Project Companies, whether now or hereafter existing, or now or hereafter acquired (the “Any Project Company Membership Interests”), including but not by way of limitation, (i) its interest in the income, all distributions, repayment of capital contributions, deductions, losses, and tax benefits (including any tax credits allocated or available to the Assignor), (ii) its interest with respect to any and all loans made by any Project Company to any person or entity, (iii) any other sums, payments, fees or other amounts to which Assignor may be entitled from any Project Company as the sole member thereof, (iv) that certain Operating Agreement of each Project Company as now existing, to be entered into, as it may be amended, supplemented, and/or restated from time to time (each a “Project Company Operating Agreement”), (v) all voting rights of the Assignor under each Project Company Operating Agreement, as it may be amended, supplemented, and/or restated from time to time, and (vi) all books and records pertaining to any of the above described property, including, but not limited to, any computer readable memory and any computer hardware or software.

(b)        all of Assignor’s right, title and interest in, to, and under, if any, each of the agreements and documents listed on Exhibit C hereto.

(c)        all of Assignor’s right, title and interest in, to, and under, if any, any contracts, permits, applications or other documents or agreements entered into or submitted by any of the  Project Companies,

2.         Indebtedness Secured.  The Security Interest secures payment of any and all Obligations whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such Obligations are from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred.

3.         Representations and Warranties of Assignor. Assignor represents and warrants and, so long as this Assignment is in effect, it shall be deemed continuously to represent and warrant that:

Execution Form	2	Assignment of Member Interests / Coronus Energy Corp.

(a)        Assignor is authorized to enter into this Assignment, which is the legal, valid and binding obligation of Assignor enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws.

(b)        Assignor is the owner of the Collateral free and clear of any other voluntary or involuntary security interest, lien, claim or encumbrance of any nature.

(c)        Assignor is the sole member and manager, or managing member, of each Project Company.

4.         Covenants of Assignor.  So long as this Assignment is in effect:

(a)        Assignor will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except as contemplated by the Loan Documents; and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Lender except as permitted by the Loan Documents.

(b)        Any Collateral, including any profits (but not losses), incomes, contributions, proceeds and any other sums, fees or amounts which the Assignor receives or is entitled to from any Project Company will be immediately delivered to the Lender as cash Collateral to be held by the Lender for the purpose of securing the payment or performance of the Obligations.

(c)        Assignor will execute such additional documents and take such further actions as may be required to carry out the provisions and intent of this Assignment. Assignor hereby authorizes the filing of a financing statement or statements, and such amendments thereto and continuations thereof as may be required or advisable to perfect and maintain the continuous perfection of the Security Interests.  In addition, Assignor grants to Lender a power of attorney coupled with an interest to effectuate the terms of the foregoing sentence and to file all continuations, renewals or amended financing statements without the signature of Assignor.

(d)        Assignor agrees not to amend or voluntarily permit the amendment of  any Project Company Operating Agreement without the prior written consent of the Lender.

(e)        Assignor covenants and agrees not to voluntarily withdraw as member or managing member of any Project Company without the prior written consent of the Lender.

(f)         Assignor shall cause each Project Company to comply with each of the agreements to which each such entity is a party.

5.         Events of Default; Remedies.

(a)        Any of the following events or conditions shall constitute an "Event of Default" hereunder: (i) failure of Assignor to pay, perform or observe any of the Assignor’s obligations set forth herein, if such failure shall continue for ten (10) days after written notice thereof is sent to Assignor, or (ii) the occurrence of an Event of Default under any of the Loan Documents.

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(b)        Lender shall have all rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code and under any applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Assignor and Lender.

(c)        Assignor agrees to pay on demand all costs and expenses incurred by Lender enforcing this Assignment, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if Lender retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code (11 U.S.C. §101, et seq.) or otherwise, or for any of the above purposes, the reasonable attorneys' fees and expenses incurred by Lender.  Payment of all moneys hereunder is secured by the Collateral.

(d)        If, at any time when Lender shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), then Lender may (subject only to requirements of applicable law), sell such Collateral or part thereof by private sale in such commercially reasonable manner as Lender may deem necessary or advisable, but subject to the other requirements of this Section 5(d), and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Lender may (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under said Act, (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or any part thereof.  In addition to a private sale as provided above in this Section 5(d), if any of the Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 5(d) then Lender shall not be required to effect such registration or cause the same to be effected but (subject only to requirements of applicable law) may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

          (i)          as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

          (ii)         as to the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on future transfer thereof;

          (iii)        as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Assignor and such Person’s intentions as to the holding of the Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

Execution Form	4	Assignment of Member Interests / Coronus Energy Corp.

          (iv)        as to such other matters as Lender may deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ right and the Act and all applicable state securities laws.

          The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5(d) shall be deposited into an account designated by Lender and applied in accordance with the provisions of the Note.

(e)        If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 5(d) are insufficient to cover the costs and expenses of such exercise and the payment in full of the Obligations, Assignor shall remain liable for any deficiency to the extent provided under applicable Legal Requirements.

(f)         Private Sale.

          (i)          Lender shall not incur any liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5(d) conducted in a commercially reasonable manner.  Without limiting the foregoing, Assignor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

          (ii)         Assignor recognizes that, by reason of certain prohibitions contained in the Act and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale.  Assignor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale conducted in accordance with this Assignment shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer of such Collateral to register it for public sale.

(g)        Assignor will take no action, as contemplated by Section 8-103 of the UCC or otherwise, that would cause any of the Pledged Interests to fall within the definition of “security” under Article 8 of the UCC, including but not limited to (i) entering into an amendment to any Project Company Operating Agreement or any other writing or agreement purporting to opt in to Article 8 of the UCC pursuant to Section 8-103 thereof or (ii) transferring any of the Pledged Interests to a securities account.

(h)        Assignor shall not consent to the issuance of any certificate to evidence

Execution Form	5	Assignment of Member Interests / Coronus Energy Corp.

any of the Pledged Interests.

(i)         Assignor shall (i) if any Pledged Interests now or in the future exists in certificated form, deliver to Lender any and all certificates representing the Pledged Interests, duly endorsed in blank; (ii) with respect to any part of the Collateral that constitutes an uncertificated security, cause any issuer thereof to register Lender as the registered owner of such uncertificated security or to enter into agreements to establish Lender’s control (within the meaning of Section 8-106 of the UCC) over such uncertificated securities.

6.         Authority of Lender.  Assignor hereby irrevocably appoints Lender the Assignor's true and lawful attorney, with full power of substitution, in Assignor's name or in Lender's name, or otherwise, for Lender's sole use and benefit, but at Assignor's cost and expense, to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral:

(a)        Upon the occurrence of any Event of Default as set forth in paragraph 5 above:

          (i)          To demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof.

          (ii)         To receive, take, hold, endorse, collect, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Lender in connection herewith.

          (iii)        To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto.

          (iv)        To sell, transfer, assign or otherwise deal in or with the same, or the proceeds or avails thereof, or to renew the same, as fully and effectively as if Lender were absolute the owner thereof, and to make any allowance and other adjustment with reference thereto.

          (v)         To collect on the Collateral, whether or not any action of Lender results in the imposition of any penalty.  Assignor authorizes Lender from time to time to renew any Collateral at its maturity, on such terms as Lender deems appropriate.

(b)        Prior to or upon the occurrence of an Event of Default as set forth in paragraph 5 above:

          (i)          To receive, take, hold, endorse and collect any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper and to retain in a cash collateral account the cash proceeds thereof and/or after an Event of Default to apply the same to the Obligations.

          (ii)         To require the Assignor to effect collection on any such Collateral which has become due and to remit the proceeds (less reasonable costs of

Execution Form	6	Assignment of Member Interests / Coronus Energy Corp.

collection, including reasonable attorneys' fees and expenses) promptly upon receipt for deposit in a cash collateral account with the Lender.

The powers conferred upon the attorney-in-fact hereunder are solely to protect the interest in the Collateral of the Lender and shall not impose any duty upon any such attorney-in-fact to exercise any such powers.  The attorney-in-fact shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Assignor or any Project Company for any act or failure to act unless such action or failure to act constitutes gross negligence.

7.         Limitation on Lender’s Duty in Respect of Collateral.

(a)        Except as expressly provided in the Uniform Commercial Code under applicable law, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

(b)        The powers conferred upon the Lender by this Assignment are to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.  The Assignor hereby agrees that the Lender shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, the Lender’s delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

(c)        Except as may be required by the provisions hereunder, and to the fullest extent permitted by applicable law, the Lender shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against Borrower or other person.  The Assignor waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Lender to proceed against Borrower or other person, exhaust any Collateral or enforce any other remedy which the Lender now has or may hereafter have against Borrower or other person.

(d)        The security interests are granted as security only and shall not subject the Lender to, or transfer or in any way, affect or modify, any obligation or liability of the Assignor with respect to any of the Collateral or any transaction in connection therewith.  The Assignor shall remain liable under each Project Company Operating Agreement to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Assignment had not been executed.  The exercise by the Lender of any of its rights hereunder shall not release the Assignor from any of its duties or obligations under any Project Company Operating Agreement, and the Lender shall not have any obligation or liability under the any Project Company Operating Agreement by reason of this Assignment or otherwise, nor shall the Lender be obligated to perform any of the obligations or duties of the Assignor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Assignor or the Lender or the sufficiency of any performance by any party under any Project Company Operating Agreement or to take any action to collect or enforce any claim for payment assigned hereunder.  The Lender shall not by reason of this Assignment or the exercise of any

Execution Form	7	Assignment of Member Interests / Coronus Energy Corp.

remedies hereunder become responsible or liable in any manner or to any extent for the obligations and liabilities of Borrower or any Project Company, whether now existing or hereafter incurred. The Assignor specifically understands and agrees that the Lender shall have no responsibility for (i) collecting or protecting any income, earnings, or proceeds with regard to the Collateral, (ii) preserving any of the Assignor’s rights against parties to the Collateral or against third persons, (iii) ascertaining any maturities, calls, conversion rights, exchanges, offers, tenders or similar matters relating to the Collateral, or (iv) informing the Assignor about any of these matters, whether or not the Lender actually has or is deemed to have knowledge thereof.

8.         Notices.  All notices provided under this Assignment will be in writing and will be transmitted in the manner and to the addresses required by the Note, the Stock Purchase Agreement to be entered into between the Lender and Coronus Solar (the “Stock Purchase Agreement”), or to such other addresses as the Lender and Assignor may specify from time to time in writing.  Notice sent to Borrower and/or any Project Company in accordance with the requirements of the Stock Purchase Agreement shall be deemed notice to the Assignor under this Assignment.

9.         Miscellaneous.

(a)        Without limiting any other right of Lender, whenever Lender has the right to declare any Obligations to be immediately due and payable (whether or not is has so declared), Lender at its sole election, may set off against the Obligations any and all moneys then or thereafter owed to Assignor by Lender in any capacity, whether or not the Obligations or the obligation to pay such moneys owed by Lender are then due, and Lender shall be deemed to have exercised such right of set off immediately at the time of such election though any charge therefor is made or entered on Lender's records subsequent thereto.

(b)        No course of dealing between Assignor and Lender and no delay or omission by Lender in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other right or remedy. Lender may remedy any default by Assignor hereunder or with respect to any Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Assignor.  All rights and remedies of Lender hereunder are cumulative.

(c)        The Assignor hereby waives any right to require that the Lender proceed against any real or personal property or any guaranty given as security for the Obligations whether or not now existing or hereafter given, before exercising its rights and remedies with respect to the Collateral.

(d)        Lender and Assignor as used herein shall include the heirs, executors or administrators, or successors, or assigns, of those parties.

(e)        No modification, rescission, waiver, release or amendment of any provision of this Assignment shall be made except by a written agreement subscribed by Assignor and by a duly authorized officer of Lender.

Execution Form	8	Assignment of Member Interests / Coronus Energy Corp.

(f)         This Assignment and the transaction evidenced hereby shall be construed under the laws of the State of California of the United States of America, as the same may from time to time be in effect.

(g)        This Assignment shall remain in full force and effect until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the Obligations, Lender is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Assignment shall continue in full force notwithstanding any contrary action which may have been taken by Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Lender's rights under this Assignment and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

10.       Severability of Provisions.  Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Assignment or affecting the validity or enforceability of such provision in any other jurisdiction.

11.       Headings.  The paragraph headings of this Assignment are included herein for convenience of reference only and shall not constitute a part of this Assignment for any other purpose.

12.       Counterparts.  This Assignment may be executed in counterparts, each of which, when taken together, shall be construed as one and the same instrument.

13.       Indemnity.  The Assignor agrees to indemnify and hold harmless the Lender, its officers, directors, employees and agents (the “Indemnified Parties”) from and against any and all claims, losses, penalties, fines, costs, damages and liabilities (including reasonable attorneys fees and expenses) (collectively, the “Claims”) growing out of or resulting from this Assignment (including, without limitation, enforcement hereof), except Claims resulting solely from the Indemnified Parties’ gross negligence or willful misconduct.  The indemnification of the Indemnified Parties as provided in this paragraph 13 shall remain in full force and effect if any such Claims or liabilities, directly or indirectly, result from, arise out of, or relate to, or are asserted to have resulted from, arisen out of or related to, the sole or contributory negligence (but not gross negligence) of the Indemnified Parties.  The provisions of this paragraph 13 shall survive the termination of this Assignment and the Loan.

14.       Conversion and Termination.  Assignor acknowledges that upon the closing and transfer by Coronus Solar of the outstanding share of Assignor to Lender, Lender shall convert the amount of the Loan then advanced into capital contributions to those Project Companies for which Loan advances have been made (the “Loan Conversion”). Upon the Loan Conversion the Lender’s obligation to make additional advances pursuant to the Loan shall terminate and this Assignment shall automatically terminate.  If the Loan Conversion does not occur, then upon the irrevocable payment and discharge of all of the Obligations (other than inchoate indemnity

Execution Form	9	Assignment of Member Interests / Coronus Energy Corp.

obligations), this Assignment shall automatically terminate and the Lender shall, at the expense of Borrower, terminate any financing statements with respect thereto filed by Lender.

15.       Waiver of Special Damages.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ASSIGNOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS ASSIGNMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS, THE LOAN OR THE USE OF THE PROCEEDS THEREOF.

16.       Jury Waiver.  ASSIGNOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  ASSIGNOR AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

Execution Form	10	Assignment of Member Interests / Coronus Energy Corp.

    IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the day and year first above written.

ASSIGNOR:

CORONUS ENERGY CORP., a Delaware
corporation

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS 29-PALMS NORTH 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Execution Form	11	Assignment of Member Interests / Coronus Energy Corp.

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS YUCCA VALLEY EAST 3LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	12	Assignment of Member Interests / Coronus Energy Corp.

CORONUS JOSHUA TREE EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 3 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 4 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS JOSHUA TREE EAST 5 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 1 LLC, a
Delaware limited liability company

Execution Form	13	Assignment of Member Interests / Coronus Energy Corp.

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS APPLE VALLEY EAST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS ADELANTO WEST 1 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

CORONUS ADELANTO WEST 2 LLC, a
Delaware limited liability company

By:	Jeff Thachuk

Name:	Jeff Thachuk

Title:	President

Execution Form	14	Assignment of Member Interests / Coronus Energy Corp.

EXHIBIT A - Schedule of Owner and Project LLC's

Owner:             Coronus Energy Corporation
1100 - 1200 West 73rd Ave.
Vancouver, BC
Canada  V6P 6G5

Project LLCs:

1.	Coronus 29-Palms North 1 LLC, a Delaware limited liability company

2.	Coronus 29-Palms North 2 LLC, a Delaware limited liability company

3.	Coronus 29-Palms North 3 LLC, a Delaware limited liability company

4.	Coronus Yucca Valley East 1 LLC, a Delaware limited liability company

5.	Coronus Yucca Valley East 2 LLC, a Delaware limited liability company

6.	Coronus Yucca Valley East 3 LLC, a Delaware limited liability company

7.	Coronus Joshua Tree East 1 LLC, a Delaware limited liability company

8.	Coronus Joshua Tree East 2 LLC, a Delaware limited liability company

9.	Coronus Joshua Tree East 3 LLC, a Delaware limited liability company

10.	Coronus Joshua Tree East 4 LLC, a Delaware limited liability company

11.	Coronus Joshua Tree East 5 LLC, a Delaware limited liability company

12.	Coronus Apple Valley East 1 LLC, a Delaware limited liability company

13.	Coronus Apple Valley East 2 LLC, a Delaware limited liability company

14.	Coronus Adelanto West 1 LLC, a Delaware limited liability company

15.	Coronus Adelanto West 2 LLC, a Delaware limited liability company

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EXHIBIT B – Project LLC Plant Names, Location, and Owner

Plant Name:	Coronus 29-Palms North 1
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.1707
Longitude:	-116.073
Owner Legal Name:	Coronus 29-Palms North 1 LLC
EIN	80-0828038
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus 29-Palms North 2
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.1703
Longitude:	-116.0756
Owner Legal Name:	Coronus 29-Palms North 2 LLC
EIN	80-0836057
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus 29-Palms North 3
Street Address:	4502 Mesquite Springs Road
City, State, Zip	Twentynine Palms, CA 92277
County:	San Bernardino
Latitude:	34.170573
Longitude:	-116.078145
Owner Legal Name:	Coronus 29-Palms North 3 LLC
EIN	36-4739496
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	16	Assignment of Member Interests / Coronus Energy Corp.

Plant Name:	Coronus Yucca Valley East 1
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.11969
Longitude:	-116.355914
Owner Legal Name:	Coronus Yucca Valley East 1 LLC
EIN	80-0835715
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Yucca Valley East 2
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.11848
Longitude:	-116.355656
Owner Legal Name:	Coronus Yucca Valley East 2 LLC
EIN	90-0874868
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Yucca Valley East 3
Street Address:	60097 Alta Loma Tr.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.1178
Longitude:	-116.355658
Owner Legal Name:	Coronus Yucca Valley East 3 LLC
EIN	99-0383426
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	17	Assignment of Member Interests / Coronus Energy Corp.

Plant Name:	Coronus Joshua Tree East 1
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.137889
Longitude:	-116.226089
Owner Legal Name:	Coronus Joshua Tree East 1 LLC
EIN	80-0842132
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 2
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.139815
Longitude:	-116.226152
Owner Legal Name:	Coronus Joshua Tree East 2 LLC
EIN	99-0379528
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 3
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.13737
Longitude:	-116.227244
Owner Legal Name:	Coronus Joshua Tree East 3 LLC
EIN	99-0379566
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	18	Assignment of Member Interests / Coronus Energy Corp.

Plant Name:	Coronus Joshua Tree East 4
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.139815
Longitude:	-116.226152
Owner Legal Name:	Coronus Joshua Tree East 4 LLC
EIN	99-0381552
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Joshua Tree East 5
Street Address:	6350 Mount Shasta Ave.
City, State, Zip	Joshua Tree, CA 92252
County:	San Bernardino
Latitude:	34.13737
Longitude:	-116.227244
Owner Legal Name:	Coronus Joshua Tree East 5 LLC
EIN	98-1074488
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	19	Assignment of Member Interests / Coronus Energy Corp.

Plant Name:	Coronus Apple Valley East 1
Street Address:	10501 Central Road
City, State, Zip	Apple Valley, CA 92308
County:	San Bernardino
Latitude:	34.4417
Longitude:	-117.171
Owner Legal Name:	Coronus Apple Valley East 1 LLC
EIN	41-2282036
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Apple Valley East 2
Street Address:	10501 Central Road
City, State, Zip	Apple Valley, CA 92308
County:	San Bernardino
Latitude:	34.4404
Longitude:	-117.171
Owner Legal Name:	Coronus Apple Valley East 2 LLC
EIN	98-1074961
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	20	Assignment of Member Interests / Coronus Energy Corp.

Plant Name:	Coronus Adelanto West 1
Street Address:	8970 Cassia Road
City, State, Zip	Adelanto, CA 92301
County:	San Bernardino
Latitude:	34.5493
Longitude:	-117.465
Owner Legal Name:	Coronus Adelanto West 1 LLC
EIN	99-0381592
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Plant Name:	Coronus Adelanto West 2
Street Address:	8970 Cassia Road
City, State, Zip	Adelanto, CA 92301
County:	San Bernardino
Latitude:	34.5478
Longitude:	-117.465
Owner Legal Name:	Coronus Adelanto West 2 LLC
EIN	39-2079889
Street Address:	1100 - 1200 West 73rd Ave.
City, State, Zip	Vancouver, BC V6P 6G5
Country	Canada

Execution Form	21	Assignment of Member Interests / Coronus Energy Corp.

EXHIBIT C – Vacant Land Purchase Agreements

1)
That certain Vacant Land Purchase Agreement by and between Coronus Energy Corp., a Delaware corporation, as Purchaser, and Donna Lachman, “The Hayashida Family Partnerships”, Sadako Hayashida, Kody Kodama, as Seller, dated November 14, 2012.

2)	That certain Vacant Land Purchase Agreement by and between Coronus Energy Corp., a Delaware corporation, as Purchaser, and An Nhien Dai Nguyen and Anthony Nguyen, as Seller, dated December 8, 2012.

3)
That certain Vacant Land Purchase Agreement by and between Coronus Energy Corp., a Delaware corporation, as Purchaser, and Clarence B Mc Gee Trust and Elsie A Mc Gee Trust, as Seller, pending execution.

Execution Form	22	Assignment of Member Interests / Coronus Energy Corp.